UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2006

Career Education Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-23245	36-3932190
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2895 Greenspoint Parkway, Suite 600, Hoffman Estates, IL	60169
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 9, 2006, Career Education Corporation (the “Registrant”) issued a press release to announce approval by the U.S. Department of Education (DOE) of two new International Academy of Design and Technology (IADT) campuses in Sacramento, California, and San Antonio, Texas for participation in federal student financial aid programs, enabling the Registrant to open the campuses.  A copy of the Registrant’s press release is attached hereto as Exhibit 99.1, and the information contained therein is incorporated herein by reference.

The information contained in this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and it shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description of Exhibits
99.1

Press Release of Registrant dated August 9, 2006, announcing approval by the U.S. Department of Education (DOE) of two new International Academy of Design and Technology (IADT) campuses in Sacramento, California, and San Antonio, Texas for participation in federal student financial aid programs.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION
By:	/s/ Janice L. Block
Janice L. Block
Senior Vice President, Chief Legal Officer, and Corporate Secretary

Dated: August 10, 2006

Exhibit Index

Exhibit
Number	Description of Exhibits
99.1

Press Release of Registrant dated August 9, 2006, announcing approval by the U.S. Department of Education (DOE) of two new International Academy of Design and Technology (IADT) campuses in Sacramento, California, and San Antonio, Texas for participation in federal student financial aid programs.